Exhibit 99.2

HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Review
March 2005

Table of Contents

Consolidated Balance Sheets	1

Credit Exposure Composition	2

Deposit Composition	3

Consolidated Quarterly Average Balance Sheets	4

Consolidated Quarterly Net Interest Margin Analysis	5

Selected Quarterly Income Statement Data	6

Quarterly Credit Reserves	7

Quarterly Net Charge-Off Analysis	8

Quarterly Non-Performing Assets and Past Due Loans and Leases	9

Quarterly Stock Summary, Capital, and Other Data	10

Quarterly Operating Lease Performance	11

Note:
The preparation of financial statements in conformity with accounting principals generally accepted in the United States requires management to make estimates and assumptions that affect amounts reported in the financial statements. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current year’s presentation.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

				Change March '05 vs '04
2005		2004
(in thousands of dollars, except per share amounts)	March 31,	December 31,	March 31,	Amount	Percent
	(Unaudited)		(Unaudited)
Assets
Cash and due from banks	$914,699	$877,320	$766,432	$148,267	19.3%
Federal funds sold and securities purchased under resale agreements	144,980	628,040	224,841	(79,861)	(35.5)
Interest bearing deposits in banks	29,551	22,398	54,027	(24,476)	(45.3)
Trading account securities	100,135	309,630	16,410	83,725	N.M.
Loans held for sale	252,932	223,469	230,417	22,515	9.8
Investment securities	4,052,875	4,238,945	5,458,347	(1,405,472)	(25.7)
Loans and leases (1)	24,206,465	23,560,277	21,193,627	3,012,838	14.2
Allowance for loan and lease losses	(264,390)	(271,211)	(295,377)	30,987	(10.5)

Net loans and leases	23,942,075	23,289,066	20,898,250	3,043,825	14.6

Operating lease assets	466,550	587,310	1,070,958	(604,408)	(56.4)
Bank owned life insurance	973,164	963,059	938,156	35,008	3.7
Premises and equipment	354,979	355,115	351,073	3,906	1.1
Goodwill and other intangible assets	217,780	215,807	216,805	975	0.4
Customers’ acceptance liability	7,194	11,299	7,909	(715)	(9.0)
Accrued income and other assets	725,685	844,039	805,455	(79,770)	(9.9)

Total Assets	$32,182,599	$32,565,497	$31,039,080	$1,143,519	3.7%

Liabilities and Shareholders’ Equity
Liabilities
Deposits (2)	$21,770,973	$20,768,161	$18,988,846	$2,782,127	14.7%
Short-term borrowings	1,033,496	1,207,233	1,076,302	(42,806)	(4.0)
Federal Home Loan Bank advances	903,871	1,271,088	1,273,000	(369,129)	(29.0)
Other long-term debt	3,138,626	4,016,004	4,478,599	(1,339,973)	(29.9)
Subordinated notes	1,025,612	1,039,793	1,066,705	(41,093)	(3.9)
Allowance for unfunded loan commitments and letters of credit	31,610	33,187	32,089	(479)	(1.5)
Bank acceptances outstanding	7,194	11,299	7,909	(715)	(9.0)
Deferred federal income tax liability	781,152	783,628	687,820	93,332	13.6
Accrued expenses and other liabilities	900,292	897,466	1,063,631	(163,339)	(15.4)

Total Liabilities	29,592,826	30,027,859	28,674,901	917,925	3.2

Shareholders’ equity
Preferred stock — authorized 6,617,808 shares; none outstanding	—	—	—	—	—
Common stock — without par value; authorized 500,000,000 shares; issued 257,866,255 shares; outstanding 232,002,213; 231,605,281 and 229,410,043 shares, respectively.	2,484,832	2,484,204	2,482,342	2,490	0.1
Less 25,864,042; 26,260,974 and 28,456,212 treasury shares, respectively	(490,139)	(499,259)	(541,048)	50,909	(9.4)
Accumulated other comprehensive income (loss)	(18,686)	(10,903)	21,490	(40,176)	N.M.
Retained earnings	613,766	563,596	401,395	212,371	52.9

Total Shareholders’ Equity	2,589,773	2,537,638	2,364,179	225,594	9.5

Total Liabilities and Shareholders’ Equity	$32,182,599	$32,565,497	$31,039,080	$1,143,519	3.7%

N.M., not a meaningful value.
(1) See Page 2 for detail of Loans and Leases.
(2) See Page 3 for detail of Deposits.

Huntington Bancshares Incorporated
Credit Exposure Composition

							Change
2005			2004				March '05 vs '04
(in thousands of dollars)	March 31,		December 31,		March 31,		Amount	Percent
	(Unaudited)				(Unaudited)
By Type
Commercial:
Middle market commercial and industrial	$4,824,403	19.6%	$4,660,141	19.3%	$4,545,930	20.4%	$278,473	6.1%
Construction	1,647,999	6.7	1,592,125	6.6	1,282,420	5.8	365,579	28.5
Commercial	1,913,849	7.8	1,881,835	7.8	1,934,777	8.7	(20,928)	(1.1)

Middle market commercial real estate	3,561,848	14.5	3,473,960	14.4	3,217,197	14.5	344,651	10.7

Small business commercial and industrial and commercial real estate	2,204,278	8.9	2,168,877	8.9	1,988,818	8.9	215,460	10.8

Total commercial	10,590,529	43.0	10,302,978	42.6	9,751,945	43.8	838,584	8.6

Consumer:
Automobile loans	2,066,264	8.4	1,948,667	8.1	2,267,310	10.2	(201,046)	(8.9)
Automobile leases	2,476,098	10.0	2,443,455	10.1	2,065,883	9.3	410,215	19.9
Home equity	4,594,586	18.6	4,554,540	18.9	3,920,882	17.6	673,704	17.2
Residential mortgage	3,995,769	16.2	3,829,234	15.9	2,756,625	12.4	1,239,144	45.0
Other loans	483,219	1.9	481,403	2.0	430,982	1.8	52,237	12.1

Total consumer	13,615,936	55.1	13,257,299	55.0	11,441,682	51.3	2,174,254	19.0

Total loans and direct financing leases	$24,206,465	98.1	$23,560,277	97.6	$21,193,627	95.1	$3,012,838	14.2

Operating lease assets	466,550	1.9	587,310	2.4	1,070,958	4.8	(604,408)	(56.4)
Securitized loans	—	—	—	—	27,573	0.1	(27,573)	N.M.

Total credit exposure	$24,673,015	100.0%	$24,147,587	100.0%	$22,292,158	100.0%	$2,380,857	10.7%

Total automobile exposure (1)	$5,008,912	20.3%	$4,979,432	20.6%	$5,431,724	24.4%	$(422,812)	(7.8)%

By Business Segment (2)
Regional banking:
Central Ohio	$6,410,873	26.0%	$6,239,021	25.8%	$4,986,411	22.4%	$1,424,462	28.6%
Northern Ohio	2,910,071	11.8	2,857,746	11.8	2,682,743	12.0	227,328	8.5
Southern Ohio / Kentucky	2,023,243	8.2	1,895,180	7.8	1,703,006	7.6	320,237	18.8
West Michigan	2,335,578	9.5	2,271,682	9.4	2,154,994	9.7	180,584	8.4
East Michigan	1,475,868	6.0	1,430,169	5.9	1,340,679	6.0	135,189	10.1
West Virginia	887,239	3.6	882,016	3.7	809,714	3.6	77,525	9.6
Indiana	997,052	4.0	961,700	4.0	752,850	3.4	244,202	32.4

Regional banking	17,039,924	69.1	16,537,514	68.4	14,430,397	64.7	2,609,527	18.1
Dealer Sales	5,955,634	24.1	5,920,270	24.5	6,396,727	28.7	(441,093)	(6.9)
Private Financial Group	1,496,408	6.1	1,487,800	6.2	1,322,259	5.9	174,149	13.2
Treasury / Other	181,049	0.7	202,003	0.9	142,775	0.7	38,274	26.8

Total credit exposure	$24,673,015	100.0%	$24,147,587	100.0%	$22,292,158	100.0%	$2,380,857	10.7%

(1) Sum of automobile loans and leases, operating lease assets, and securitized loans.

(2) Prior period amounts have been reclassified to conform to the current period business segment structure.

Huntington Bancshares Incorporated
Deposit Composition

							Change
2005			2004				March '05 vs '04
(in thousands of dollars)	March 31,		December 31,		March 31,		Amount	Percent
	(Unaudited)				(Unaudited)

By Type
Non-interest bearing demand deposits	$3,186,187	14.6%	$3,392,123	16.3%	$2,918,380	15.4%	$267,807	9.2%
Interest bearing demand deposits	7,848,458	36.1	7,786,377	37.5	6,866,174	36.2	982,284	14.3
Savings and other domestic time deposits	3,460,633	15.9	3,502,552	16.9	3,609,745	19.0	(149,112)	(4.1)
Retail certificates of deposit	2,555,241	11.7	2,466,965	11.9	2,394,940	12.6	160,301	6.7

Total core deposits	17,050,519	78.3	17,148,017	82.6	15,789,239	83.2	1,261,280	8.0
Domestic time deposits of $100,000 or more	1,311,495	6.0	1,081,660	5.2	791,320	4.2	520,175	65.7
Brokered time deposits and negotiable CDs	3,007,124	13.8	2,097,537	10.1	1,941,963	10.2	1,065,161	54.8
Foreign time deposits	401,835	1.9	440,947	2.1	466,324	2.4	(64,489)	(13.8)

Total deposits	$21,770,973	100.0%	$20,768,161	100.0%	$18,988,846	100.0%	$2,782,127	14.7%

Total core deposits:
Commercial	$5,218,482	30.6%	$5,293,666	30.9%	$4,611,258	29.2%	$607,224	13.2%
Personal	11,832,037	69.4	11,854,351	69.1	11,177,981	70.8	654,056	5.9

Total core deposits	$17,050,519	100.0%	$17,148,017	100.0%	$15,789,239	100.0%	$1,261,280	8.0%

By Business Segment (1)
Regional banking:
Central Ohio	$4,748,903	21.8%	$4,705,721	22.7%	$4,389,011	23.1%	$359,892	8.2%
Northern Ohio	3,929,993	18.1	4,068,385	19.6	3,508,376	18.5	421,617	12.0
Southern Ohio / Kentucky	1,774,229	8.1	1,742,353	8.4	1,475,506	7.8	298,723	20.2
West Michigan	2,685,054	12.3	2,643,510	12.7	2,608,967	13.7	76,087	2.9
East Michigan	2,298,679	10.6	2,222,191	10.7	2,025,914	10.7	272,765	13.5
West Virginia	1,368,763	6.3	1,375,151	6.6	1,291,913	6.8	76,850	5.9
Indiana	717,877	3.3	663,927	3.2	637,090	3.4	80,787	12.7

Regional banking	17,523,498	80.5	17,421,238	83.9	15,936,777	84.0	1,586,721	10.0
Dealer Sales	69,046	0.3	74,969	0.4	76,031	0.4	(6,985)	(9.2)
Private Financial Group	1,139,139	5.2	1,176,303	5.7	1,060,639	5.6	78,500	7.4
Treasury / Other (2)	3,039,290	14.0	2,095,651	10.0	1,915,399	10.0	1,123,891	58.7

Total deposits	$21,770,973	100.0%	$20,768,161	100.0%	$18,988,846	100.0%	$2,782,127	14.7%

(1) Prior period amounts have been reclassified to conform to the current period business segment structure.
(2) Comprised largely of brokered deposits and negotiable CDs.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
 (Unaudited)

	Average Balances					Change
Fully Taxable Equivalent basis	2005	2004				1Q05 vs 1Q04
(in millions of dollars)	First	Fourth	Third	Second	First	Amount	Percent

Assets
Interest bearing deposits in banks	$53	$60	$55	$69	$79	$(26)	(32.9)%
Trading account securities	200	228	148	28	16	184	N.M.
Federal funds sold and securities purchased under resale agreements	475	695	318	168	92	383	N.M.
Loans held for sale	203	229	283	254	207	(4)	(1.9)
Investment securities:
Taxable	3,932	3,858	4,340	4,861	4,646	(714)	(15.4)
Tax-exempt	409	404	398	410	437	(28)	(6.4)

Total investment securities	4,341	4,262	4,738	5,271	5,083	(742)	(14.6)
Loans and leases:
Commercial:
Middle market commercial and industrial	4,710	4,503	4,298	4,555	4,440	270	6.1
Construction	1,642	1,577	1,514	1,272	1,276	366	28.7
Commercial	1,883	1,852	1,913	1,919	1,873	10	0.5

Middle market commercial real estate	3,525	3,429	3,427	3,191	3,149	376	11.9
Small business commercial and industrial and commercial real estate	2,183	2,136	2,081	2,018	1,974	209	10.6

Total commercial	10,418	10,068	9,806	9,764	9,563	855	8.9

Consumer:
Automobile loans	2,008	1,913	1,857	2,337	3,041	(1,033)	(34.0)
Automobile leases	2,461	2,388	2,250	2,139	1,988	473	23.8

Automobile loans and leases	4,469	4,301	4,107	4,476	5,029	(560)	(11.1)
Home equity	4,570	4,489	4,337	4,107	3,810	760	19.9
Residential mortgage	3,919	3,695	3,484	2,986	2,674	1,245	46.6
Other loans	480	479	461	434	426	54	12.7

Total consumer	13,438	12,964	12,389	12,003	11,939	1,499	12.6

Total loans and leases	23,856	23,032	22,195	21,767	21,502	2,354	10.9
Allowance for loan and lease losses	(282)	(283)	(288)	(310)	(313)	31	9.9

Net loans and leases	23,574	22,749	21,907	21,457	21,189	2,385	11.3

Total earning assets	29,128	28,506	27,737	27,557	26,979	2,149	8.0

Operating lease assets	529	648	800	977	1,166	(637)	(54.6)
Cash and due from banks	909	880	928	772	740	169	22.8
Intangible assets	218	216	216	216	217	1	0.5
All other assets	2,079	2,094	2,066	2,101	2,046	33	1.6

Total Assets	$32,581	$32,061	$31,459	$31,313	$30,835	$1,746	5.7%

Liabilities and Shareholders’ Equity
Deposits:
Non-interest bearing demand deposits	$3,314	$3,401	$3,276	$3,223	$3,017	$297	9.8%
Interest bearing demand deposits	7,925	7,658	7,384	7,168	6,609	1,316	19.9
Savings and other domestic time deposits	3,309	3,395	3,436	3,439	3,456	(147)	(4.3)
Retail certificates of deposit	2,496	2,454	2,414	2,400	2,399	97	4.0

Total core deposits	17,044	16,908	16,510	16,230	15,481	1,563	10.1
Domestic time deposits of $100,000 or more	1,249	990	886	795	788	461	58.5
Brokered time deposits and negotiable CDs	2,728	1,948	1,755	1,737	1,907	821	43.1
Foreign time deposits	442	465	476	542	549	(107)	(19.5)

Total deposits	21,463	20,311	19,627	19,304	18,725	2,738	14.6
Short-term borrowings	1,179	1,302	1,342	1,396	1,603	(424)	(26.5)
Federal Home Loan Bank advances	1,196	1,270	1,270	1,270	1,273	(77)	(6.0)
Subordinated notes and other long-term debt	4,517	5,099	5,244	5,623	5,557	(1,040)	(18.7)

Total interest bearing liabilities	25,041	24,581	24,207	24,370	24,141	900	3.7

All other liabilities	1,699	1,598	1,564	1,397	1,399	300	21.4
Shareholders’ equity	2,527	2,481	2,412	2,323	2,278	249	10.9

Total Liabilities and Shareholders’ Equity	$32,581	$32,061	$31,459	$31,313	$30,835	$1,746	5.7%

N.M., not a meaningful value.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin Analysis
(Unaudited)

	Average Rates (2)
2005		2004
Fully Taxable Equivalent basis (1)	First	Fourth	Third	Second	First

Assets
Interest bearing deposits in banks	1.88%	1.61%	0.91%	1.05%	0.71%
Trading account securities	4.14	4.15	4.44	3.02	3.98
Federal funds sold and securities purchased under resale agreements	2.36	1.99	1.53	1.21	1.41
Loans held for sale	5.55	5.69	5.25	5.17	5.33
Investment securities:
Taxable	3.87	3.77	3.83	3.83	4.06
Tax-exempt	6.73	6.89	7.06	7.07	6.88

Total investment securities	4.14	4.07	4.10	4.09	4.30
Loans and leases:
Commercial:
Middle market commercial and industrial	5.02	4.80	4.46	4.05	4.33
Construction	5.13	4.65	4.13	3.73	3.68
Commercial	5.15	4.80	4.45	4.20	4.31

Middle market commercial real estate	5.14	4.73	4.31	4.02	4.05
Small business commercial and industrial and commercial real estate	5.81	5.67	5.45	5.33	5.46

Total commercial	5.23	4.96	4.62	4.30	4.47

Consumer:
Automobile loans	6.83	7.31	7.65	7.20	6.93
Automobile leases	4.92	5.00	5.02	5.06	4.94

Automobile loans and leases	5.78	6.02	6.21	6.17	6.14
Home equity	5.60	5.30	4.84	4.75	4.69
Residential mortgage	5.55	5.53	5.48	5.40	5.51
Other loans	6.42	6.87	6.54	6.21	5.83

Total consumer	5.67	5.66	5.54	5.49	5.52

Total loans and leases	5.48	5.34	5.12	4.95	5.04

Total earning assets	5.21%	5.05%	4.89%	4.76%	4.89%

Liabilities and Shareholders’ Equity
Deposits:
Non-interest bearing demand deposits	—%	—%	—%	—%	—%
Interest bearing demand deposits	1.45	1.21	1.06	0.94	0.88
Savings and other domestic time deposits	1.27	1.26	1.24	1.23	1.41
Retail certificates of deposit	3.43	3.38	3.32	3.27	3.47

Total core deposits	1.76	1.62	1.52	1.45	1.53
Domestic time deposits of $100,000 or more	2.92	2.51	2.40	2.37	2.14
Brokered time deposits and negotiable CDs	2.80	2.26	1.84	1.57	1.51
Foreign time deposits	1.41	0.98	0.83	0.76	0.72

Total deposits	1.99	1.73	1.58	1.48	1.53
Short-term borrowings	1.66	1.17	0.92	0.80	0.83
Federal Home Loan Bank advances	2.90	2.68	2.60	2.52	2.50
Subordinated notes and other long-term debt	3.39	2.67	2.62	2.24	2.33

Total interest bearing liabilities	2.27%	1.94%	1.82%	1.66%	1.71%

Net interest rate spread	2.94%	3.11%	3.07%	3.10%	3.18%
Impact of non-interest bearing funds on margin	0.37	0.27	0.23	0.19	0.18

Net interest margin	3.31%	3.38%	3.30%	3.29%	3.36%

(1)Fully taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 6 for the FTE adjustment.
(2)Loan, lease, and deposit average rates include impact of applicable derivatives and non-deferrable fees.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data
(Unaudited)

2005		2004				1Q05 vs 1Q04
(in thousands of dollars, except per share amounts)	First	Fourth	Third	Second	First	Amount	Percent

Interest income	$376,105	$359,215	$338,002	$324,167	$325,931	$50,174	15.4%
Interest expense	140,907	120,147	110,944	101,604	103,246	37,661	36.5

Net interest income	235,198	239,068	227,058	222,563	222,685	12,513	5.6
Provision for credit losses	19,874	12,654	11,785	5,027	25,596	(5,722)	(22.4)

Net interest income after provision for credit losses	215,324	226,414	215,273	217,536	197,089	18,235	9.3

Operating lease income	46,732	55,106	64,412	78,706	88,867	(42,135)	(47.4)
Service charges on deposit accounts	39,418	41,747	43,935	43,596	41,837	(2,419)	(5.8)
Trust services	18,196	17,315	17,064	16,708	16,323	1,873	11.5
Brokerage and insurance income	13,026	12,879	13,200	13,523	15,197	(2,171)	(14.3)
Bank owned life insurance income	10,104	10,484	10,019	11,309	10,485	(381)	(3.6)
Other service charges and fees	10,159	10,617	10,799	10,645	9,513	646	6.8
Mortgage banking	12,061	8,822	4,448	23,322	(4,296)	16,357	N.M.
Securities gains (losses)	957	2,100	7,803	(9,230)	15,090	(14,133)	(93.7)
Gain on sales of automobile loans	—	—	312	4,890	9,004	(9,004)	N.M.
Other income	17,397	23,870	17,899	24,659	25,619	(8,222)	(32.1)

Total non-interest income	168,050	182,940	189,891	218,128	227,639	(59,589)	(26.2)

Personnel costs	123,981	122,738	121,729	119,715	121,624	2,357	1.9
Operating lease expense	37,948	48,320	54,885	62,563	70,710	(32,762)	(46.3)
Net occupancy	19,242	26,082	16,838	16,258	16,763	2,479	14.8
Outside data processing and other services	18,770	18,563	17,527	17,563	18,462	308	1.7
Equipment	15,863	15,733	15,295	16,228	16,086	(223)	(1.4)
Professional services	9,459	9,522	12,219	7,836	7,299	2,160	29.6
Marketing	6,454	5,581	5,000	8,069	7,839	(1,385)	(17.7)
Telecommunications	4,882	4,596	5,359	4,638	5,194	(312)	(6.0)
Printing and supplies	3,094	3,148	3,201	3,098	3,016	78	2.6
Amortization of intangibles	204	205	204	204	204	—	—
Restructuring reserve releases	—	—	(1,151)	—	—	—	—
Other expense	18,380	26,526	22,317	25,981	18,457	(77)	(0.4)

Total non-interest expense	258,277	281,014	273,423	282,153	285,654	(27,377)	(9.6)

Income before income taxes	125,097	128,340	131,741	153,511	139,074	(13,977)	(10.1)
Provision for income taxes	28,578	37,201	38,255	43,384	34,901	(6,323)	(18.1)

Net income	$96,519	$91,139	$93,486	$110,127	$104,173	$(7,654)	(7.3)%

Average common shares — diluted	235,053	235,502	234,348	232,659	232,915	2,138	0.9%

Per common share
Net income — diluted	$0.41	$0.39	$0.40	$0.47	$0.45	$(0.04)	(8.9)
Cash dividends declared	0.200	0.200	0.200	0.175	0.175	0.025	14.3
Return on average total assets	1.20%	1.13%	1.18%	1.41%	1.36%	(0.16)%	(11.8)
Return on average total shareholders’ equity	15.5	14.6	15.4	19.1	18.4	(2.9)	(15.8)
Net interest margin (1)	3.31	3.38	3.30	3.29	3.36	(0.05)	(1.5)
Efficiency ratio (2)	63.7	66.4	66.3	62.3	65.1	(1.4)	(2.2)
Effective tax rate	22.8	29.0	29.0	28.3	25.1	(2.3)	(9.2)

Revenue — fully taxable equivalent (FTE)
Net interest income	$235,198	$239,068	$227,058	$222,563	$222,685	$12,513	5.6
FTE adjustment (1)	2,861	2,847	2,864	2,919	3,023	(162)	(5.4)

Net interest income	238,059	241,915	229,922	225,482	225,708	12,351	5.5
Non-interest income	168,050	182,940	189,891	218,128	227,639	(59,589)	(26.2)

Total revenue	$406,109	$424,855	$419,813	$443,610	$453,347	$(47,238)	(10.4)%

N.M., not a meaningful value.
(1)	On a fully taxable equivalent (FTE) basis assuming a 35% tax rate.
(2)	Non-interest expense less amortization of intangibles divided by the sum of FTE net interest income and non-interest income excluding securities gains (losses).

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

2005		2004
(in thousands of dollars)	First	Fourth	Third	Second	First

Allowance for loan and leases losses, beginning of period	$271,211	$282,650	$286,935	$295,377	$299,732

Loan and lease losses	(37,213)	(31,737)	(26,366)	(30,845)	(37,167)
Recoveries of loans previously charged off	8,941	10,824	9,886	18,330	8,540

Net loan and lease losses	(28,272)	(20,913)	(16,480)	(12,515)	(28,627)

Provision for loan and lease losses	21,451	9,474	12,971	5,923	29,029
Allowance of assets sold and securitized	—	—	(776)	(1,850)	(4,757)

Allowance for loan and lease losses, end of period	$264,390	$271,211	$282,650	$286,935	$295,377

Allowance for unfunded loan commitments and letters of credit, beginning of period	$33,187	$30,007	$31,193	$32,089	$35,522

Provision for unfunded loan commitments and letters of credit losses	(1,577)	3,180	(1,186)	(896)	(3,433)

Allowance for unfunded loan commitments and letters of credit, end of period	$31,610	$33,187	$30,007	$31,193	$32,089

Total allowances for credit losses	$296,000	$304,398	$312,657	$318,128	$327,466

Allowance for loan and lease losses (ALLL) as % of:
Transaction reserve	0.81	0.78	0.84	0.86	0.91
Economic reserve	0.27	0.32	0.33	0.36	0.38
Specific reserve	0.01	0.05	0.08	0.10	0.10

Total loans and leases	1.09%	1.15%	1.25%	1.32%	1.39%

Non-performing loans and leases (NPLs)	441	424	417	464	383
Non-performing assets (NPAs)	361	250	351	384	322

Total allowances for credit losses (ACL) as % of:
Total loans and leases	1.22%	1.29%	1.38%	1.46%	1.55%
Non-performing loans and leases	494	476	461	515	425
Non-performing assets	404	280	389	426	357

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

2005		2004

(in thousands of dollars)	First	Fourth	Third	Second	First

Net charge-offs by loan and lease type:
Commercial:
Middle market commercial and industrial	$14,092	$1,239	$(102)	$(3,642)	$4,425
Construction	(51)	704	(19)	276	1,504
Commercial	(152)	1,834	1,490	2,222	(40)

Middle market commercial real estate	(203)	2,538	1,471	2,498	1,464

Small business commercial and industrial and commercial real estate	2,283	1,386	1,195	1,281	1,704

Total commercial	16,172	5,163	2,564	137	7,593

Consumer:
Automobile loans	3,216	4,406	5,142	5,604	13,422
Automobile leases	3,014	3,104	2,415	2,159	3,159

Automobile loans and leases	6,230	7,510	7,557	7,763	16,581
Home equity	3,963	5,346	4,259	2,569	2,900
Residential mortgage	439	608	534	302	316
Other loans	1,468	2,286	1,566	1,744	1,237

Total consumer	12,100	15,750	13,916	12,378	21,034

Total net charge-offs	$28,272	$20,913	$16,480	$12,515	$28,627

Net charge-offs — annualized percentages:
Commercial:
Middle market commercial and industrial	1.20%	0.11%	(0.01)%	(0.32)%	0.40%
Construction	(0.01)	0.18	(0.01)	0.09	0.47
Commercial	(0.03)	0.40	0.31	0.46	(0.01)

Middle market commercial real estate	(0.02)	0.30	0.17	0.31	0.19

Small business commercial and industrial and commercial real estate	0.42	0.26	0.23	0.25	0.35

Total commercial	0.62	0.21	0.10	0.01	0.32

Consumer:
Automobile loans	0.64	0.92	1.11	0.96	1.77
Automobile leases	0.49	0.52	0.43	0.40	0.64

Automobile loans and leases	0.56	0.70	0.74	0.69	1.32
Home equity	0.35	0.48	0.39	0.25	0.30
Residential mortgage	0.04	0.07	0.06	0.04	0.05
Other loans	1.22	1.91	1.36	1.62	1.17

Total consumer	0.36	0.49	0.45	0.41	0.70

Net charge-offs as a % of average loans	0.47%	0.36%	0.30%	0.23%	0.53%

Huntington Bancshares Incorporated
Quarterly Non-Performing Assets and Past Due Loans and Leases
(Unaudited)

2005		2004

(in thousands of dollars)	March 31,	December 31,	September 30,	June 30,	March 31,

Non-accrual loans and leases:
Middle market commercial and industrial	$16,993	$24,179	$20,098	$24,336	$36,854
Middle market commercial real estate	6,682	4,582	14,717	11,122	16,097
Small business commercial and industrial and commercial real estate	16,387	14,601	12,087	12,368	12,124
Residential mortgage	12,498	13,545	13,197	13,952	12,052
Home equity (1)	7,333	7,055	7,685	—	—

Total non-performing loans and leases	59,893	63,962	67,784	61,778	77,127
Other real estate, net:
Residential	10,571	8,762	8,840	8,851	9,132
Commercial (2)	2,839	35,844	3,852	4,067	5,435

Total other real estate, net	13,410	44,606	12,692	12,918	14,567

Total non-performing assets	$73,303	$108,568	$80,476	$74,696	$91,694

Non-performing loans and leases as a % of total loans and leases	0.25%	0.27%	0.30%	0.28%	0.36%

Non-performing assets as a % of total loans and leases and other real estate	0.30	0.46	0.36	0.34	0.43

Accruing loans and leases past due 90 days or more (1)	$50,086	$54,283	$53,456	$51,490	$59,697

Accruing loans and leases past due 90 days or more as a percent of total loans and leases	0.21%	0.23%	0.24%	0.24%	0.28%

2005		2004

(in thousands of dollars)	March 31,	December 31,	September 30,	June 30,	March 31,

Non-performing assets, beginning of period	$108,568	$80,476	$74,696	$91,694	$87,386
New non-performing assets (1) (2)	33,607	61,684	22,740	25,727	27,208
Returns to accruing status	(3,838)	(2,248)	—	(1,493)	(54)
Loan and lease losses	(17,281)	(8,578)	(5,424)	(12,872)	(10,463)
Payments	(10,404)	(8,829)	(10,202)	(13,571)	(10,717)
Sales	(37,349)	(13,937)	(1,334)	(14,789)	(1,666)

Non-performing assets, end of period	$73,303	$108,568	$80,476	$74,696	$91,694

(1)	As of September 30, 2004, the Company adopted a policy, consistent with its policy for residential mortgage loans, of placing home equity loans and lines on nonaccrual status when they become greater than 180 days past due. In prior quarters, these balances were included in “Accruing loans and leases past due 90 days or more.”
(2)	At December 31, 2004, other real estate owned included $35.7 million of properties that relate to the work-out of $5.9 million of mezzanine loans. These properties were subject to $29.8 million of non-recourse debt to another financial institution. Both properties were sold in the first quarter of 2005.

Huntington Bancshares Incorporated
Quarterly Stock Summary, Capital, and Other Data
(Unaudited)

Quarterly common stock summary

2005		2004
(in thousands of dollars, except per share amounts)	First	Fourth	Third	Second	First

Common stock price, per share
High (1)	$24.780	$25.380	$25.150	$23.120	$23.780
Low (1)	22.150	23.110	22.700	20.890	21.000
Close	23.900	24.740	24.910	22.980	22.030
Average closing price	23.216	24.241	24.105	22.050	22.501

Dividends, per share
Cash dividends declared on common stock	$0.200	$0.200	$0.200	$0.175	$0.175

Common shares outstanding
Average — basic	231,824	231,147	229,848	229,429	229,227
Average — diluted	235,053	235,502	234,348	232,659	232,915
Ending	232,002	231,605	230,153	229,476	229,410
Book value per share	$11.16	$10.96	$10.69	$10.40	$10.31

Common share repurchase program
Number of shares repurchased	—	—	—	—	—

Capital adequacy

2005		2004
(in thousands of dollars)	March 31,	December 31,	September 30,	June 30,	March 31,

Total risk-adjusted assets (2)	$29,947,075	$29,542,401	$28,679,142	$28,415,519	$28,247,258

Tier 1 leverage ratio (2)	8.48%	8.42%	8.36%	8.20%	8.07%
Tier 1 risk-based capital ratio (2)	9.17	9.08	9.10	8.98	8.74
Total risk-based capital ratio (2)	12.50	12.48	12.53	12.56	12.13

Tangible equity / asset ratio	7.42	7.18	7.11	6.95	6.97
Tangible equity / risk-weighted assets ratio (2)	7.92	7.86	7.83	7.64	7.60
Average equity / average assets	7.76	7.74	7.67	7.42	7.39

Other data
Number of employees (full-time equivalent)	7,813	7,812	7,906	8,045	7,915
Number of domestic full-service banking offices (3)	343	342	341	341	337

(1) High and low stock prices are intra-day quotes obtained from NASDAQ.
(2) First quarter 2005 figures are estimated.
(3) Includes three Private Financial Group offices in Florida.

Huntington Bancshares Incorporated
Quarterly Operating Lease Performance
(Unaudited)

2005		2004				1Q05 vs 1Q04
(in thousands of dollars)	First	Fourth	Third	Second	First	Amount	Percent

Balance Sheet:
Average operating lease assets outstanding	$529,245	$647,970	$800,145	$976,626	$1,166,146	$(636,901)	(54.6)%

Income Statement:
Net rental income	$43,554	$51,016	$60,267	$72,402	$83,517	$(39,963)	(47.9)%
Fees	1,857	2,111	2,965	4,838	3,543	(1,686)	(47.6)
Recoveries — early terminations	1,321	1,979	1,180	1,466	1,807	(486)	(26.9)

Total operating lease income	46,732	55,106	64,412	78,706	88,867	(42,135)	(47.4)

Depreciation and residual losses at termination	34,703	45,293	49,917	57,412	63,823	(29,120)	(45.6)
Losses — early terminations	3,245	3,027	4,968	5,151	6,887	(3,642)	(52.9)

Total operating lease expense	37,948	48,320	54,885	62,563	70,710	(32,762)	(46.3)

Net earnings contribution	$8,784	$6,786	$9,527	$16,143	$18,157	$(9,373)	(51.6)%

Earnings ratios (1)
Net rental income	32.9%	31.5%	30.1%	29.7%	28.6%	4.3%	15.0%
Depreciation and residual losses at termination	26.2	28.0	25.0	23.5	21.9	4.3	19.6

Definition of term(s):

Net rental income includes the lease payments earned on the equipment and vehicles that Huntington leases to its customers under operating leases. Fees include late fees, early payment fees and other non-origination fees. Recoveries represent payments received on a cash basis subsequent to a customer’s default on an operating lease and a recognition of an impairment loss on the lease. Depreciation represents the periodic depreciation of equipment and vehicles to their residual value owned by Huntington under operating leases and any accelerated depreciation where Huntington expects to receive less than the residual value from the sale of the vehicle and from insurance proceeds at the end of the lease term. Losses represent impairments recognized on equipment and vehicles where the lessee has defaulted on the operating lease.

(1) As a percent of average operating lease assets, quarterly and year-to-date amounts annualized.